Exhibit 32.1
National Rural Utilities Cooperative Finance Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), I, the Chief Executive Officer of National Rural Utilities Cooperative Finance Corporation (“CFC”), hereby certify to the best of my knowledge as follows:

1.	CFC’s Form 10-Q/A for the quarter ended August 31, 2005 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of CFC.
January 19, 2006

By:	/s/ SHELDON C. PETERSEN
Sheldon C. Petersen
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to National Rural Utilities Cooperative Finance Corporation and will be retained by National Rural Utilities Cooperative Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.